CONTRACT SCHEDULE ADDENDUM

OWNER:                           [John Doe]       CONTRACT NUMBER:  [??687456]
JOINT OWNER:                     [Jane Doe]
ANNUITANT:                       [John Doe]

MINIMUM INITIAL CONTRACT VALUE:  [$10,000]

PURCHASE PAYMENT PERIOD:     [3] Contract Years from the Rider Effective Date

INVESTMENT OPTIONS:
Shown below are the Investment Options. Groups A, B, X and Y are subject to certain restrictions as described in the Target Benefit Asset Allocation Rider.
--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Schroder Emerging Markets Equity Fund
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL Turner Quantitative Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth
--------------------------------------------------------------------------------
AZL Jennison Growth]
--------------------------------------------------------------------------------


S40744-02

--------------------------------------------------------------------------------
[GROUP X INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP Y INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [1.80]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.40]% for the annuity and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.10]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.40]% for the annuity and an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

During the Annuity Phase, the M&E Charge is equal on an annual basis to [1.40]% of the average daily net assets of the subaccount.

TARGET DATE RETIREMENT BENEFIT:

RIDER EFFECTIVE DATE: [04/15/08]

INITIAL TARGET VALUE DATE: [04/15/18]

MINIMUM NUMBER OF CONTRACT YEARS TO THE INITIAL TARGET VALUE DATE:  [7]

MAXIMUM AGE FOR SELECTING THE TARGET DATE RETIREMENT BENEFIT: The older Owner must be age [80] or younger as of the Rider Effective Date. If the contract is owned by a non-individual, the Annuitant must be age [80] or younger as of the Rider Effective Date.

RIDERS:
         Target Date Retirement Benefit Rider
         Target Benefit Asset Allocation Rider

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]


S40744-02

                           CONTRACT SCHEDULE ADDENDUM

OWNER:                           [John Doe]        CONTRACT NUMBER: [??687456]
JOINT OWNER:                     [Jane Doe]
ANNUITANT:                       [John Doe]

MINIMUM INITIAL CONTRACT VALUE:  [$10,000]

PURCHASE PAYMENT PERIOD:     [3] Contract Years from the Rider Effective Date

INVESTMENT OPTIONS:
Shown below are the Investment Options. Groups A, B, X and Y are subject to certain restrictions as described in the Target Benefit Asset Allocation Rider.
--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Schroder Emerging Markets Equity Fund
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL Turner Quantitative Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth
--------------------------------------------------------------------------------
AZL Jennison Growth]
--------------------------------------------------------------------------------

S40750-02

--------------------------------------------------------------------------------
[GROUP X INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP Y INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------


MORTALITY AND EXPENSE RISK (M&E) CHARGE:
[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.10]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.70]% for the annuity and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.40]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.70]% for the annuity and an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

During the Annuity Phase, the M&E Charge is equal on an annual basis to [1.70]% of the average daily net assets of the subaccount.

TARGET DATE RETIREMENT BENEFIT:

RIDER EFFECTIVE DATE: [04/15/08]

INITIAL TARGET VALUE DATE: [04/15/18]

MINIMUM NUMBER OF CONTRACT YEARS TO THE INITIAL TARGET VALUE DATE:  [7]

MAXIMUM AGE FOR SELECTING THE TARGET DATE RETIREMENT BENEFIT: The older Owner must be age [80] or younger as of the Rider Effective Date. If the contract is owned by a non-individual, the Annuitant must be age [80] or younger as of the Rider Effective Date.

RIDERS:
         Target Date Retirement Benefit Rider
         Target Benefit Asset Allocation Rider

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]

S40750-02

                           CONTRACT SCHEDULE ADDENDUM

OWNER:        [John Doe]                       CONTRACT NUMBER:  [??687456]
JOINT OWNER:  [Jane Doe]
ANNUITANT:    [John Doe]

MINIMUM INITIAL CONTRACT VALUE:  [$25,000]

INVESTMENT OPTIONS:
Shown below are the Investment Options. Groups A, B and C are subject to certain restrictions as described in the applicable Asset Allocation Rider.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Schroder Emerging Markets Equity Fund
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL Turner Quantitative Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth
--------------------------------------------------------------------------------
AZL Jennison Growth]
--------------------------------------------------------------------------------

S40765-LP

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.45]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.75]% for the annuity an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.75]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.75]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.60]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.75]% for the annuity and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.90]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.75]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.55]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.75]% for the annuity and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus II Benefit. The M&E Charge for single Lifetime Plus Payments will decrease to [0.70]% once Lifetime Plus Payments begin.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.85]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.75]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus II Benefit. The M&E Charge for single Lifetime Plus Payments will decrease to [0.70]% once Lifetime Plus Payments begin.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.70]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.75]% for the annuity and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus II Benefit. The M&E Charge for joint Lifetime Plus Payments will decrease to [0.85]% once Lifetime Plus Payments begin.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [3.00]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.75]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of

S40765-LP

[0.95]% for joint Lifetime Plus Payments under the Lifetime Plus II Benefit. The M&E Charge for joint Lifetime Plus Payments will decrease to [0.85]% once Lifetime Plus Payments begin.]

During the Annuity Phase, the M&E Charge is equal on an annual basis to [1.40]% of the average daily net assets of the subaccount.

LIFETIME PLUS BENEFIT/LIFETIME PLUS II BENEFIT:

COVERED PERSON(S):  [John Doe]              RIDER EFFECTIVE DATE:  [04/15/08]
                    [Jane Doe]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT/LIFETIME PLUS II BENEFIT:
The older Covered Person must be age [80] or younger for the Lifetime Plus Benefit Rider; or age [75] or younger for the Lifetime Plus II Benefit Rider as of the Rider Effective Date.

EARLIEST BENEFIT DATE: [15] calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: $[100]

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT/LIFETIME PLUS II
BENEFIT: All Covered Persons must be at least age [50] and no Covered Person can be over age [90] on the Benefit Date.

                 ANNUAL LIFETIME PLUS PAYMENT TABLE:

           AGE BAND OF THE COVERED PERSON,
            OR YOUNGER COVERED PERSON FOR      ANNUAL LIFETIME PLUS
            JOINT LIFETIME PLUS PAYMENTS        PAYMENT PERCENTAGE
                  -----------------------           ----------
                      [50 to 59                         4%
                      60 to 69                          5%
                      70 to 79                          6%
                     80 or older                       7%]
                                                                     ]

RIDERS:
         [Lifetime Plus Benefit Rider]
         [Lifetime Plus II Benefit Rider]
         [Asset Allocation Rider]

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]


S40765-LP

                           CONTRACT SCHEDULE ADDENDUM

OWNER:            [John Doe]            CONTRACT NUMBER: [??687456]
JOINT OWNER:      [Jane Doe]
ANNUITANT:        [John Doe]

MINIMUM INITIAL CONTRACT VALUE: [$25,000]

PURCHASE PAYMENT PERIOD:     [3] Contract Years from the Rider Effective Date

INVESTMENT OPTIONS:
Shown below are the Investment Options. Groups A, B, X and Y are subject to certain restrictions as described in the Target Benefit Asset Allocation Rider.
--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Schroder Emerging Markets Equity Fund
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL Turner Quantitative Small Cap Growth]
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth
--------------------------------------------------------------------------------
AZL Jennison Growth]
--------------------------------------------------------------------------------




S40765-TDR

--------------------------------------------------------------------------------
[GROUP X INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP Y INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.15]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.75]% for the annuity and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.45]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.75]% for the annuity and an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

During the Annuity Phase, the M&E Charge is equal on an annual basis to [1.40]% of the average daily net assets of the subaccount.

TARGET DATE RETIREMENT BENEFIT:

RIDER EFFECTIVE DATE: [04/15/08]

INITIAL TARGET VALUE DATE: [04/15/18]

MINIMUM NUMBER OF CONTRACT YEARS TO THE INITIAL TARGET VALUE DATE:  [7]

MAXIMUM AGE FOR SELECTING THE TARGET DATE RETIREMENT BENEFIT: The older Owner must be age [80] or younger as of the Rider Effective Date. If the contract is owned by a non-individual, the Annuitant must be age [80] or younger as of the Rider Effective Date.

RIDERS:
         Target Date Retirement Benefit Rider
         Target Benefit Asset Allocation Rider

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]


S40765-TDR

                           CONTRACT SCHEDULE ADDENDUM

OWNER:                          [John Doe]        CONTRACT NUMBER: [??687456]
JOINT OWNER:                    [Jane Doe]
ANNUITANT:                      [John Doe]

MINIMUM INITIAL CONTRACT VALUE: [$10,000]

PURCHASE PAYMENT PERIOD:      [3] Contract Years from the Rider Effective Date

INVESTMENT OPTIONS:
Shown below are the Investment Options. Groups A, B, X and Y are subject to certain restrictions as described in the Target Benefit Asset Allocation Rider.
--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Schroder Emerging Markets Equity Fund
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL Turner Quantitative Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth
--------------------------------------------------------------------------------
AZL Jennison Growth]
--------------------------------------------------------------------------------

S40573-SWC-02

--------------------------------------------------------------------------------
[GROUP X INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP Y INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------


MORTALITY AND EXPENSE RISK (M&E) CHARGE:
[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.05]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.65]% for the annuity and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.35]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.65]% for the annuity and an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

During the Annuity Phase, the M&E Charge is equal on an annual basis to [1.40]% of the average daily net assets of the subaccount.

TARGET DATE RETIREMENT BENEFIT:

RIDER EFFECTIVE DATE: [04/15/08]

INITIAL TARGET VALUE DATE: [04/15/18]

MINIMUM NUMBER OF CONTRACT YEARS TO THE INITIAL TARGET VALUE DATE:  [7]

MAXIMUM AGE FOR SELECTING THE TARGET DATE RETIREMENT BENEFIT: The older Owner must be age [80] or younger as of the Rider Effective Date. If the contract is owned by a non-individual, the Annuitant must be age [80] or younger as of the Rider Effective Date.

RIDERS:
         Target Date Retirement Benefit Rider
         Target Benefit Asset Allocation Rider

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]

S40573-SWC-02

                         CONTRACT SCHEDULE ADDENDUM


OWNER:          [John Doe]                CONTRACT NUMBER:        [??687456]
JOINT OWNER:    [Jane Doe]
ANNUITANT:      [John Doe]                RIDER TERMINATION DATE: [04/15/10]


MORTALITY AND EXPENSE RISK (M&E) CHARGE: The additional M&E Charge for the Target Date Retirement Benefit is removed from your contract as of the Rider Termination Date listed above.

RIDERS TERMINATED:
Target Date Retirement Benefit Rider
Target Benefit Asset Allocation Rider

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]


S40747-DP-TDR

                       CONTRACT SCHEDULE ADDENDUM

OWNER:              [John Doe]                CONTRACT NUMBER:       [??687456]
JOINT OWNER:        [Jane Doe]
ANNUITANT:          [John Doe]


RESET DATE:         [04/15/17]            INITIAL TARGET VALUE DATE: [04/15/27]

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]



S40767-TDR

                                CONTRACT SCHEDULE

OWNER:        [John Doe]                 CONTRACT NUMBER:  [??687456]
JOINT OWNER:  [Jane Doe]                 ISSUE DATE:       [04/15/07]
ANNUITANT:    [John Doe]                 INCOME DATE:      [04/15/17]

PURCHASE PAYMENTS:

         INITIAL PURCHASE PAYMENT:                   [$10,000]

         PURCHASE PAYMENT PERIOD:   [3] Contract Years

         MINIMUM ADDITIONAL
                  PURCHASE PAYMENT:     [$250 or $50 if you have
                                         selected Automatic Investment Plan]

         MAXIMUM TOTAL
                  PURCHASE PAYMENTS:    [$1 million; higher amounts may be
                                         accepted with our approval]

         ALLOCATION GUIDELINES:
                  [ 1. Currently, you can select up to [15] of the Investment Options.
                    2.   Allocations must be made in whole percentages.]

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life Variable Account B]

Shown below are the Investment Options if you selected the Target Date Retirement Benefit Rider. Groups A, B, X and Y are subject to certain restrictions on allocations, as described in the applicable Target Benefit Asset Allocation Rider.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Schroder Emerging Markets Equity Fund
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL Turner Quantitative Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------

S40745-02                             3

 -------------------------------------------------------------------------------
 AZL Legg Mason Value
 -------------------------------------------------------------------------------
 AZL PIMCO Fundamental IndexPLUS Total Return
 -------------------------------------------------------------------------------
 AZL Oppenheimer Main Street
 -------------------------------------------------------------------------------
 AZL S&P 500 Index Fund
 -------------------------------------------------------------------------------
 AZL TargetPLUS Equity
 -------------------------------------------------------------------------------
 AZL Dreyfus Founders Equity Growth
 -------------------------------------------------------------------------------
 AZL Legg Mason Growth
 -------------------------------------------------------------------------------
 AZL LMP Large Cap Growth
 -------------------------------------------------------------------------------
 AZL Jennison Growth]
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
 [GROUP X INVESTMENT OPTIONS
 -------------------------------------------------------------------------------
 AZL Fusion Growth
 -------------------------------------------------------------------------------
 AZL Fusion Moderate
 -------------------------------------------------------------------------------
 AZL TargetPLUS Growth
 -------------------------------------------------------------------------------
 AZL TargetPLUS Moderate
 -------------------------------------------------------------------------------
 Franklin Templeton VIP Founding Funds]
 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP Y INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [1.80]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.40]% for the annuity and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.10]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.40]% for the annuity and an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

During the Annuity Phase, the M&E Charge is equal on an annual basis to [1.40]% of the average daily net assets of the subaccount.



S40745-02                            [3A]


MAXIMUM M&E CHARGE FOR OPTIONAL BENEFITS/CHANGE IN BENEFITS:
--------------------------------------------------------------------------------------------- ---------------------------
                                          Benefit                                                 Maximum M&E Charge
-------------------------------------------------------------------------------------------- ---------------------------
[[LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with single Lifetime Plus          [1.50]%
Payments after Issue, or for single Lifetime Plus Payments if you reset the 5% Annual
Increase, or if you selected joint Lifetime Plus Payments and you drop a Covered Person]
-------------------------------------------------------------------------------------------- ---------------------------
[LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with joint Lifetime Plus            [1.65]%
Payments after Issue, or for joint Lifetime Plus Payments if you reset the 5% Annual
Increase]
-------------------------------------------------------------------------------------------- ---------------------------
[LIFETIME PLUS II BENEFIT:  if you add the Lifetime Plus II Benefit with single Lifetime          [1.60]%
Plus Payments after Issue, or for single Lifetime Plus Payments if you reset the Enhanced
5% Annual Increase, or if you selected joint Lifetime Plus Payments and you drop a Covered
Person]
-------------------------------------------------------------------------------------------- ---------------------------
[LIFETIME PLUS II BENEFIT:  if you add the Lifetime Plus II Benefit with joint Lifetime           [1.75]% ]
Plus Payments after Issue, or for joint Lifetime Plus Payments if you reset the
Enhanced 5% Annual Increase]
-------------------------------------------------------------------------------------------- ---------------------------

The maximums shown above are for all optional benefits available under the contract and not necessarily the benefits you selected. Not all options/changes may be available to you.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $[50.00] each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value.

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Contract Value on a Contract Anniversary is at least $[100,000]. If you take a total withdrawal on a date other than a Contract Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Contract Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Contract Value for all of the contracts is at least $[100,000] at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge.

During the Annuity Phase, we will deduct the Contract Maintenance Charge proportionately from each Annuity Payment. If the total Contract Value for all the Owner's contracts is at least $[100,000] on the Income Date, we will not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. We reserve the right to change this. You are currently allowed [12] free transfers each Contract Year. This applies to transfers before and after the Income Date

TRANSFER FEE: We reserve the right to charge a fee of $[25] for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.



S40745-02                              [3B]

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn on a first-in-first-out (FIFO) basis. We calculate the charge at the time of each withdrawal. We take withdrawals from your contract in the following order.
1.  Purchase Payments that are beyond the withdrawal charge period shown below.
2. Purchase Payments that are available under the Free Withdrawal Privilege. We do not assess a Withdrawal Charge on these payments.
3. Purchase Payments that are within the withdrawal charge period shown below on a FIFO basis.
4.  Any contract earnings. We do not assess a Withdrawal Charge on earnings.


   WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since          Charge
Receipt of Purchase Payment
--------------------------------- -------------------
             [0                         8.5%
              1                         8.5%
              2                         7.5%
              3                         6.5%
              4                          5%
              5                          4%
              6                          3%
       7 years or more                   0%]



FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase, you can take multiple withdrawals that when added together do not exceed [12]% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative. If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege.

MINIMUM PARTIAL WITHDRAWAL: $[500]

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $[2,000]

TARGET DATE RETIREMENT BENEFIT:

RIDER EFFECTIVE DATE: [04/15/07]

INITIAL TARGET VALUE DATE: [04/15/17]

MINIMUM NUMBER OF CONTRACT YEARS TO THE INITIAL TARGET VALUE DATE:  [7]

MAXIMUM AGE FOR SELECTING THE TARGET DATE RETIREMENT BENEFIT: The older Owner must be age [80] or younger as of the Rider Effective Date. If the contract is owned by a non-individual, the Annuitant must be age [80] or younger as of the Rider Effective Date.

RIDERS:
         Target Date Retirement Benefit Rider
         Target Benefit Asset Allocation Rider
         [Quarterly Value Death Benefit Rider]
         [Waiver of Withdrawal Charge Rider]
         [Unisex Endorsement]
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]


S40745-02                        [3C]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.

-----------------------------------------------------------------------------------------------------------------------------
                                 TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
-----------------------------------------------------------------------------------------------------------------------------
                              FIXED ANNUITY OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT
ON THE INCOME DATE      OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED                        GUARANTEED
                                          PERIOD OF        PERIOD OF      100% JOINT AND     PERIOD OF
                                          10 YEARS          20 YEARS      LAST SURVIVOR       10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                                                                          MALE & FEMALE    MALE & FEMALE
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE       SAME AGE         SAME AGE      MALE    FEMALE
-----------------------------------------------------------------------------------------------------------------------------
        30           2.85     2.72     2.84     2.72     2.84    2.71          2.61             2.61        2.81     2.70
-----------------------------------------------------------------------------------------------------------------------------
        40           3.17     2.97     3.16     2.97     3.14    2.96          2.82             2.82        3.10     2.94
-----------------------------------------------------------------------------------------------------------------------------
        50           3.67     3.38     3.65     3.37     3.58    3.34          3.14             3.14        3.51     3.29
-----------------------------------------------------------------------------------------------------------------------------
        60           4.50     4.03     4.43     4.01     4.18    3.90          3.67             3.67        4.13     3.84
-----------------------------------------------------------------------------------------------------------------------------
        70           6.03     5.23     5.70     5.10     4.83    4.62          4.59             4.58        5.11     4.72
-----------------------------------------------------------------------------------------------------------------------------
        80           8.92     7.68     7.43     6.88     5.21    5.16          6.40             6.21        6.66     6.18
-----------------------------------------------------------------------------------------------------------------------------
        90          14.75     13.12    8.94     8.74     5.27    5.27         10.23             8.42        9.39     8.81
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                        TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
-----------------------------------------------------------------------------------------------------------------------------
          VARIABLE ANNUITY OPTIONS BASED ON 5% ASSUMED INVESTMENT RATE
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT
ON THE INCOME DATE      OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED                        GUARANTEED
                                          PERIOD OF        PERIOD OF      100% JOINT AND     PERIOD OF
                                          10 YEARS          20 YEARS      LAST SURVIVOR       10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                                                                          MALE & FEMALE    MALE & FEMALE
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE       SAME AGE         SAME AGE      MALE    FEMALE
-----------------------------------------------------------------------------------------------------------------------------
        30           4.46     4.36     4.46     4.35     4.45    4.35          4.27             4.27        4.44     4.35
-----------------------------------------------------------------------------------------------------------------------------
        40           4.72     4.55     4.71     4.55     4.68    4.53          4.41             4.41        4.68     4.53
-----------------------------------------------------------------------------------------------------------------------------
        50           5.18     4.89     5.14     4.87     5.04    4.83          4.65             4.65        5.06     4.83
-----------------------------------------------------------------------------------------------------------------------------
        60           5.96     5.49     5.86     5.45     5.56    5.31          5.10             5.10        5.70     5.36
-----------------------------------------------------------------------------------------------------------------------------
        70           7.49     6.65     7.07     6.47     6.13    5.94          5.96             5.94        6.77     6.27
-----------------------------------------------------------------------------------------------------------------------------
        80          10.42     9.12     8.68     8.16     6.46    6.41          7.72             7.50        8.54     7.94
-----------------------------------------------------------------------------------------------------------------------------
        90          16.30     14.63    10.08    9.89     6.51    6.51         11.54             9.58        11.63    10.92
-----------------------------------------------------------------------------------------------------------------------------




S40745-02                                                  [3D]

                             CONTRACT SCHEDULE

OWNER: [John Doe]                         CONTRACT NUMBER:  [??687456]
JOINT OWNER:  [Jane Doe]                  ISSUE DATE:       [04/15/07]
ANNUITANT:  [John Doe]                    INCOME DATE:      [04/15/17]

PURCHASE PAYMENTS:

         INITIAL PURCHASE PAYMENT:                   [$10,000]

         PURCHASE PAYMENT PERIOD:   [3] Contract Years

         MINIMUM ADDITIONAL
                  PURCHASE PAYMENT:  [$250 or $50 if you have selected Automatic
                                      Investment Plan]

         MAXIMUM TOTAL
                  PURCHASE PAYMENTS: [$1 million; higher amounts may be accepted with our approval]

         ALLOCATION GUIDELINES:
                  [ 1. Currently, you can select up to [15] of the Investment Options.
                    2.   Allocations must be made in whole percentages.]

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life Variable Account B]
                                                              -
Shown below are the Investment Options if you selected the Target Date Retirement Benefit Rider. Groups A, B, X and Y are subject to certain restrictions on allocations, as described in the applicable Target Benefit Asset Allocation Rider.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Schroder Emerging Markets Equity Fund
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL Turner Quantitative Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------



S40746-02                             3

--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth
--------------------------------------------------------------------------------
AZL Jennison Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP X INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP Y INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

BONUS RATE:  [6]%

BONUS VESTING SCHEDULE:

-------------------------------- ----------------------------
   [Number of Complete Years              Vesting Percentage
Since Purchase Payment Receipt
-------------------------------- ----------------------------
               0                             0%
-------------------------------- ----------------------------
               1                             35%
-------------------------------- ----------------------------
               2                             70%
-------------------------------- ----------------------------
               3+                           100%]
-------------------------------- ----------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.10]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.70]% for the annuity and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.40]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.70]% for the annuity and an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]


S40746-01                                                  [3A]

During the Annuity Phase, the M&E Charge is equal on an annual basis to [1.70]% of the average daily net assets of the subaccount.

MAXIMUM M&E CHARGE FOR OPTIONAL BENEFITS/CHANGE IN BENEFITS:
--------------------------------------------------------------------------------------------- ---------------------------
                                          Benefit                                                 Maximum M&E Charge
-------------------------------------------------------------------------------------------- ---------------------------
[[LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with single Lifetime Plus     [1.50]%
Payments after Issue, or for single Lifetime Plus Payments if you reset the 5% Annual
Increase, or if you selected joint Lifetime Plus Payments and you drop a Covered Person]
-------------------------------------------------------------------------------------------- ---------------------------
[LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with joint Lifetime Plus       [1.65]%
Payments after Issue, or for joint Lifetime Plus Payments if you reset the 5% Annual
Increase]
-------------------------------------------------------------------------------------------- ---------------------------
[LIFETIME PLUS II BENEFIT:  if you add the Lifetime Plus II Benefit with single Lifetime     [1.60]%
Plus Payments after Issue, or for single Lifetime Plus Payments if you reset the Enhanced
5% Annual Increase, or if you selected joint Lifetime Plus Payments and you drop a Covered
Person]
-------------------------------------------------------------------------------------------- ---------------------------
[LIFETIME PLUS II BENEFIT:  if you add the Lifetime Plus II Benefit with joint Lifetime      [1.75]% ]
Plus Payments after Issue, or for joint Lifetime Plus Payments if you reset the
Enhanced 5% Annual Increase]
-------------------------------------------------------------------------------------------- ---------------------------

The maximums shown above are for all optional benefits available under the contract and not necessarily the benefits you selected. Not all options/changes may be available to you.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $[50.00] each Contract Year. We deduct the Contract Maintenance Charge from the Bonus Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Bonus Value in each Investment Option relative to the total Bonus Value.

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Bonus Value on a Contract Anniversary is at least $[100,000]. If you take a total withdrawal on a date other than a Contract Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Bonus Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Bonus Value for all of the contracts is at least $[100,000] at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge

During the Annuity Phase, we will deduct the Contract Maintenance Charge proportionately from each Annuity Payment. If the total Contract Value for all the Owner's contracts is at least $[100,000] on the Income Date, we will not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. We reserve the right to change this. You are currently allowed [12] free transfers each Contract Year. This applies to transfers before and after the Income Date.

TRANSFER FEE: We reserve the right to charge a fee of $[25] for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.


WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn on a first-in-first-out (FIFO) basis. We calculate the charge at the time of each withdrawal. We take withdrawals from your contract in the following order.
1.  Purchase Payments that are beyond the withdrawal charge period shown below.
2. Purchase Payments that are available under the Free Withdrawal Privilege. We do not assess a Withdrawal Charge on these payments.
3. Purchase Payments that are within the withdrawal charge period shown below on a FIFO basis.



S40746-02                                                  [3B]

4. Any contract earnings. We do not assess a Withdrawal Charge on earnings. We treat the Bonus and any earnings on the Bonus as contract earnings.


    WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since          Charge
Receipt of Purchase Payment
--------------------------------- -------------------
               [0                        8.5%
               1                         8.5%
               2                         8.5%
               3                          8%
               4                          7%
               5                          6%
               6                          5%
               7                          4%
               8                          3%
        9 years or more                   0%]

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase, you can take multiple withdrawals that when added together do not exceed [12]% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative. If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege.

MINIMUM PARTIAL WITHDRAWAL: $[500]

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $[2,000]

TARGET DATE RETIREMENT BENEFIT:

RIDER EFFECTIVE DATE: [04/15/07]

INITIAL TARGET VALUE DATE: [04/15/17]

MINIMUM NUMBER OF CONTRACT YEARS TO THE INITIAL TARGET VALUE DATE:  [7]

MAXIMUM AGE FOR SELECTING THE TARGET DATE RETIREMENT BENEFIT: The older Owner must be age [80] or younger as of the Rider Effective Date. If the contract is owned by a non-individual, the Annuitant must be age [80] or younger as of the Rider Effective Date.

RIDERS:
   Target Date Retirement Benefit Rider
   Target Benefit Asset Allocation Rider
   [Quarterly Value Death Benefit Rider]
   [Waiver of Withdrawal Charge Rider]
   [Individual Retirement Annuity Endorsement]
   [Unisex Endorsement]
   [Roth Individual Retirement Annuity Endorsement]
   [Pension Plan and Profit Sharing Plan Endorsement]


SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]

S40746-02                                                  [3C]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.

-----------------------------------------------------------------------------------------------------------------------------
                                 TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED ANNUITY OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT
ON THE INCOME DATE      OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED     100% JOINT AND     GUARANTEED
                                          PERIOD OF        PERIOD OF      LAST SURVIVOR      PERIOD OF
                                          10 YEARS          20 YEARS                          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                                                                          MALE & FEMALE    MALE & FEMALE
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE       SAME AGE         SAME AGE      MALE    FEMALE
-----------------------------------------------------------------------------------------------------------------------------
        30           2.85     2.72     2.84     2.72     2.84    2.71          2.61             2.61        2.81     2.70
-----------------------------------------------------------------------------------------------------------------------------
        40           3.17     2.97     3.16     2.97     3.14    2.96          2.82             2.82        3.10     2.94
-----------------------------------------------------------------------------------------------------------------------------
        50           3.67     3.38     3.65     3.37     3.58    3.34          3.14             3.14        3.51     3.29
-----------------------------------------------------------------------------------------------------------------------------
        60           4.50     4.03     4.43     4.01     4.18    3.90          3.67             3.67        4.13     3.84
-----------------------------------------------------------------------------------------------------------------------------
        70           6.03     5.23     5.70     5.10     4.83    4.62          4.59             4.58        5.11     4.72
-----------------------------------------------------------------------------------------------------------------------------
        80           8.92     7.68     7.43     6.88     5.21    5.16          6.40             6.21        6.66     6.18
-----------------------------------------------------------------------------------------------------------------------------
        90          14.75     13.12    8.94     8.74     5.27    5.27         10.23             8.42        9.39     8.81
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                        TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
-----------------------------------------------------------------------------------------------------------------------------
                                VARIABLE ANNUITY OPTIONS BASED ON 5% ASSUMED INVESTMENT RATE
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT
ON THE INCOME DATE      OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED                        GUARANTEED
                                          PERIOD OF        PERIOD OF      100% JOINT AND     PERIOD OF
                                          10 YEARS          20 YEARS      LAST SURVIVOR       10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                                                                          MALE & FEMALE    MALE & FEMALE
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE       SAME AGE         SAME AGE      MALE    FEMALE
-----------------------------------------------------------------------------------------------------------------------------
        30           4.46     4.36     4.46     4.35     4.45    4.35          4.27             4.27        4.44     4.35
-----------------------------------------------------------------------------------------------------------------------------
        40           4.72     4.55     4.71     4.55     4.68    4.53          4.41             4.41        4.68     4.53
-----------------------------------------------------------------------------------------------------------------------------
        50           5.18     4.89     5.14     4.87     5.04    4.83          4.65             4.65        5.06     4.83
-----------------------------------------------------------------------------------------------------------------------------
        60           5.96     5.49     5.86     5.45     5.56    5.31          5.10             5.10        5.70     5.36
-----------------------------------------------------------------------------------------------------------------------------
        70           7.49     6.65     7.07     6.47     6.13    5.94          5.96             5.94        6.77     6.27
-----------------------------------------------------------------------------------------------------------------------------
        80          10.42     9.12     8.68     8.16     6.46    6.41          7.72             7.50        8.54     7.94
-----------------------------------------------------------------------------------------------------------------------------
        90          16.30     14.63    10.08    9.89     6.51    6.51         11.54             9.58        11.63    10.92
-----------------------------------------------------------------------------------------------------------------------------


S40746-02                                                  [3D]

                                CONTRACT SCHEDULE

OWNER:      [John Doe]                       CONTRACT NUMBER:  [??687456]
JOINT OWNER:[Jane Doe]                       ISSUE DATE:       [04/15/07]
ANNUITANT:  [John Doe]                       INCOME DATE:      [04/15/17]

PURCHASE PAYMENTS:

         INITIAL PURCHASE PAYMENT:       [$25,000]

         MINIMUM ADDITIONAL
                  PURCHASE PAYMENT:      [$250 or $50 if you have selected
                                           Automatic Investment Plan]

         MAXIMUM TOTAL
                  PURCHASE PAYMENTS:     [$1 million; higher amounts may be
                                           accepted with our approval]

         ALLOCATION GUIDELINES:
                  [ 1. Currently, you can select up to [15] of the Investment Options.
                    2.   Allocations must be made in whole percentages.]

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life Variable Account B]

Shown below are the Investment Options if you selected the Lifetime Plus Benefit or the Lifetime Plus II Benefit. Groups A, B and C are subject to certain restrictions on allocations, as described in the applicable Asset Allocation Rider.
--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Schroder Emerging Markets Equity Fund
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL Turner Quantitative Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------

S40764                                   3

AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth
--------------------------------------------------------------------------------
AZL Jennison Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.45]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.75]% for the annuity and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.75]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.75]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.60]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.75]% for the annuity and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.90]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.75]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.55]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.75]% for the annuity and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus II Benefit. The M&E Charge for single Lifetime Plus Payments will decrease to [0.70]% once Lifetime Plus Payments begin.]


S40764                                 [3A]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.85]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.75]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus II Benefit. The M&E Charge for single Lifetime Plus Payments will decrease to [0.70]% once Lifetime Plus Payments begin.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.70]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.75]% for the annuity and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus II Benefit. The M&E Charge for joint Lifetime Plus Payments will decrease to [0.85]% once Lifetime Plus Payments begin.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [3.00]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.75]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus II Benefit. The M&E Charge for joint Lifetime Plus Payments will decrease to [0.85]% once Lifetime Plus Payments begin.]

During the Annuity Phase, the M&E Charge is equal on an annual basis to [1.40]% the average daily net assets of the subaccount.

MAXIMUM M&E CHARGE FOR OPTIONAL BENEFITS/CHANGE IN BENEFITS:

-------------------------------------------------------------------------------------------- ---------------------------
                                          Benefit                                                 Maximum M&E Charge
-------------------------------------------------------------------------------------------- ---------------------------
[[LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with single Lifetime Plus         [1.50]%
Payments after Issue, or for single Lifetime Plus Payments if you reset the 5% Annual
Increase, or if you selected joint Lifetime Plus Payments and you drop a Covered Person]
-------------------------------------------------------------------------------------------- ---------------------------
[LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with joint Lifetime Plus           [1.65]%
Payments after Issue, or for joint Lifetime Plus Payments if you reset the 5% Annual
Increase]
-------------------------------------------------------------------------------------------- ---------------------------
[LIFETIME PLUS II BENEFIT:  if you add the Lifetime Plus II Benefit with single Lifetime         [1.60]%
Plus Payments after Issue, or for single Lifetime Plus Payments if you reset the Enhanced
5% Annual Increase, or if you selected joint Lifetime Plus Payments and you drop a Covered
Person]
-------------------------------------------------------------------------------------------- ---------------------------
[LIFETIME PLUS II BENEFIT:  if you add the Lifetime Plus II Benefit with joint Lifetime          [1.75]% ]
Plus Payments after Issue, or for joint Lifetime Plus Payments if you reset the
Enhanced 5% Annual Increase]
-------------------------------------------------------------------------------------------- ---------------------------

The maximums shown above are for all optional benefits available under the contract and not necessarily the benefits you selected. Not all options/changes may be available to you.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $[50.00] each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value.

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Contract Value on a Contract Anniversary is at least $[100,000]. If you take a total withdrawal on a date other than a Contract Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Contract Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Contract Value for all of the contracts is at least $[100,000] at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge.

During the Annuity Phase, we will deduct the Contract Maintenance Charge proportionately from each Annuity Payment. If the total Contract Value for all the Owner's contracts is at least $[100,000] on the Income Date, we will not assess the Contract Maintenance Charge


S40764                                [3B]

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. We reserve the right to change this. You are currently allowed [12] free transfers each Contract Year. This applies to transfers before and after the Income Date.

TRANSFER FEE: We reserve the right to charge a fee of $[25] for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.

WITHDRAWAL CHARGE: NONE

MINIMUM PARTIAL WITHDRAWAL: [$500]

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A
PARTIAL WITHDRAWAL:  [$2,000]

LIFETIME PLUS BENEFIT/LIFETIME PLUS II BENEFIT:

COVERED PERSON(S):  [John Doe]                RIDER EFFECTIVE DATE:  [04/15/07]
                    [Jane Doe]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT/LIFETIME PLUS II BENEFIT:
The older Covered Person must be age [80] or younger for the Lifetime Plus Benefit Rider; or age [75] or younger for the Lifetime Plus II Benefit Rider as of the Rider Effective Date.

EARLIEST BENEFIT DATE: [15] calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: $[100]

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT/LIFETIME PLUS II
BENEFIT: All Covered Persons must be at least age [50] and no Covered Person can be over age [90] on the Benefit Date.

               ANNUAL LIFETIME PLUS PAYMENT TABLE:

         AGE BAND OF THE COVERED PERSON,
          OR YOUNGER COVERED PERSON FOR     ANNUAL LIFETIME PLUS
          JOINT LIFETIME PLUS PAYMENTS        PAYMENT PERCENTAGE
                -----------------------           ----------
                    [50 to 59                         4%
                    60 to 69                          5%
                    70 to 79                          6%
                   80 or older                       7%]
                                                          ]
REQUIRED BENEFIT RIDER: [Target Date Retirement Benefit Rider]

RIDERS:
         [Lifetime Plus Benefit Rider]
         [Lifetime Plus II Benefit Rider]
         [Asset Allocation Rider]
         [Quarterly Value Death Benefit Rider]
         [Waiver of Withdrawal Charge Rider]
         [Unisex Endorsement]
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]



S40764                                       [3C]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.

-----------------------------------------------------------------------------------------------------------------------------
                                 TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
-----------------------------------------------------------------------------------------------------------------------------
                              FIXED ANNUITY OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT
ON THE INCOME DATE      OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED     100% JOINT AND     GUARANTEED
                                          PERIOD OF        PERIOD OF      LAST SURVIVOR      PERIOD OF
                                          10 YEARS          20 YEARS                          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                                                                          MALE & FEMALE    MALE & FEMALE
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE       SAME AGE         SAME AGE      MALE    FEMALE
-----------------------------------------------------------------------------------------------------------------------------
        30           2.85     2.72     2.84     2.72     2.84    2.71          2.61             2.61        2.81     2.70
-----------------------------------------------------------------------------------------------------------------------------
        40           3.17     2.97     3.16     2.97     3.14    2.96          2.82             2.82        3.10     2.94
-----------------------------------------------------------------------------------------------------------------------------
        50           3.67     3.38     3.65     3.37     3.58    3.34          3.14             3.14        3.51     3.29
-----------------------------------------------------------------------------------------------------------------------------
        60           4.50     4.03     4.43     4.01     4.18    3.90          3.67             3.67        4.13     3.84
-----------------------------------------------------------------------------------------------------------------------------
        70           6.03     5.23     5.70     5.10     4.83    4.62          4.59             4.58        5.11     4.72
-----------------------------------------------------------------------------------------------------------------------------
        80           8.92     7.68     7.43     6.88     5.21    5.16          6.40             6.21        6.66     6.18
-----------------------------------------------------------------------------------------------------------------------------
        90          14.75     13.12    8.94     8.74     5.27    5.27         10.23             8.42        9.39     8.81
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                        TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
-----------------------------------------------------------------------------------------------------------------------------
          VARIABLE ANNUITY OPTIONS BASED ON 5% ASSUMED INVESTMENT RATE
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT
ON THE INCOME DATE      OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED     100% JOINT AND     GUARANTEED
                                          PERIOD OF        PERIOD OF      LAST SURVIVOR      PERIOD OF
                                          10 YEARS          20 YEARS                          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                                                                          MALE & FEMALE    MALE & FEMALE
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE       SAME AGE         SAME AGE      MALE    FEMALE
-----------------------------------------------------------------------------------------------------------------------------
        30           4.46     4.36     4.46     4.35     4.45    4.35          4.27             4.27        4.44     4.35
-----------------------------------------------------------------------------------------------------------------------------
        40           4.72     4.55     4.71     4.55     4.68    4.53          4.41             4.41        4.68     4.53
-----------------------------------------------------------------------------------------------------------------------------
        50           5.18     4.89     5.14     4.87     5.04    4.83          4.65             4.65        5.06     4.83
-----------------------------------------------------------------------------------------------------------------------------
        60           5.96     5.49     5.86     5.45     5.56    5.31          5.10             5.10        5.70     5.36
-----------------------------------------------------------------------------------------------------------------------------
        70           7.49     6.65     7.07     6.47     6.13    5.94          5.96             5.94        6.77     6.27
-----------------------------------------------------------------------------------------------------------------------------
        80          10.42     9.12     8.68     8.16     6.46    6.41          7.72             7.50        8.54     7.94
-----------------------------------------------------------------------------------------------------------------------------
        90          16.30     14.63    10.08    9.89     6.51    6.51         11.54             9.58        11.63    10.92
-----------------------------------------------------------------------------------------------------------------------------

S40764                                                     [3D]

                                CONTRACT SCHEDULE

OWNER:        [John Doe]                     CONTRACT NUMBER:  [??687456]
JOINT OWNER:  [Jane Doe]                     ISSUE DATE:       [04/15/07]
ANNUITANT:    [John Doe]                     INCOME DATE:      [04/15/17]

PURCHASE PAYMENTS:

         INITIAL PURCHASE PAYMENT:       [$25,000]

         PURCHASE PAYMENT PERIOD:   [3] Contract Years

         MINIMUM ADDITIONAL
                  PURCHASE PAYMENT:      [$250 or $50 if you have selected
                                          Automatic Investment Plan]

         MAXIMUM TOTAL
                  PURCHASE PAYMENTS:     [$1 million; higher amounts may be
                                           accepted with our approval]

         ALLOCATION GUIDELINES:
                  [ 1. Currently, you can select up to [15] of the Investment Options.
                    2.   Allocations must be made in whole percentages.]

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life Variable Account B]

Shown below are the Investment Options if you selected the Target Date Retirement Benefit Rider. Groups A, B, X and Y are subject to certain restrictions on allocations, as described in the applicable Target Benefit Asset Allocation Rider.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Schroder Emerging Markets Equity Fund
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL Turner Quantitative Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------

S40764-01                                    3

--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth
--------------------------------------------------------------------------------
AZL Jennison Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP X INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP Y INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.15]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.75]% for the annuity and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.45]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.75]% for the annuity and an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

During the Annuity Phase, the M&E Charge is equal on an annual basis to [1.40]% of the average daily net assets of the subaccount.





S40764-01                               3A

MAXIMUM M&E CHARGE FOR OPTIONAL BENEFITS/CHANGE IN BENEFITS:

-------------------------------------------------------------------------------------------- ---------------------------
                                          Benefit                                             Maximum M&E Charge
-------------------------------------------------------------------------------------------- ---------------------------
[[LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with single Lifetime Plus     [1.50]%
Payments after Issue, or for single Lifetime Plus Payments if you reset the 5% Annual
Increase, or if you selected joint Lifetime Plus Payments and you drop a Covered Person]
-------------------------------------------------------------------------------------------- ---------------------------
[LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with joint Lifetime Plus       [1.65]%
Payments after Issue, or for joint Lifetime Plus Payments if you reset the 5% Annual
Increase]
-------------------------------------------------------------------------------------------- ---------------------------
[LIFETIME PLUS II BENEFIT:  if you add the Lifetime Plus II Benefit with single Lifetime     [1.60]%
Plus Payments after Issue, or for single Lifetime Plus Payments if you reset the Enhanced
5% Annual Increase, or if you selected joint Lifetime Plus Payments and you drop a Covered
Person]
-------------------------------------------------------------------------------------------- ---------------------------
[LIFETIME PLUS II BENEFIT:  if you add the Lifetime Plus II Benefit with joint Lifetime      [1.75]% ]
Plus Payments after Issue, or for joint Lifetime Plus Payments if you reset the
Enhanced 5% Annual Increase]
-------------------------------------------------------------------------------------------- ---------------------------

The maximums shown above are for all optional benefits available under the contract and not necessarily the benefits you selected. Not all options/changes may be available to you.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $[50.00] each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value.

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Contract Value on a Contract Anniversary is at least $[100,000]. If you take a total withdrawal on a date other than a Contract Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Contract Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Contract Value for all of the contracts is at least $[100,000] at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge.

During the Annuity Phase, we will deduct the Contract Maintenance Charge proportionately from each Annuity Payment. If the total Contract Value for all the Owner's contracts is at least $[100,000] on the Income Date, we will not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. We reserve the right to change this. You are currently allowed [12] free transfers each Contract Year. This applies to transfers before and after the Income Date.

TRANSFER FEE: We reserve the right to charge a fee of $[25] for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.

S40764-01                                 [3B]


WITHDRAWAL CHARGE: NONE

MINIMUM PARTIAL WITHDRAWAL: $[500]

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL:  $[2,000]

TARGET DATE RETIREMENT BENEFIT:

                        RIDER EFFECTIVE DATE: [04/15/07]

INITIAL TARGET VALUE DATE: [04/15/17]

MINIMUM NUMBER OF CONTRACT YEARS TO THE INITIAL TARGET VALUE DATE:  [7]

MAXIMUM AGE FOR SELECTING THE TARGET DATE RETIREMENT BENEFIT: The older Owner must be age [80] or younger as of the Rider Effective Date. If the contract is owned by a non-individual, the Annuitant must be age [80] or younger as of the Rider Effective Date.


REQUIRED BENEFIT RIDER: [Lifetime Plus Benefit Rider or Lifetime Plus II Benefit Rider]

RIDERS:
         Target Date Retirement Benefit Rider
         Target Benefit Asset Allocation Rider
         [Quarterly Value Death Benefit Rider]
         [Waiver of Withdrawal Charge Rider]
         [Unisex Endorsement]
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]


S40764-01                               [3C]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.

-----------------------------------------------------------------------------------------------------------------------------
                                 TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
-----------------------------------------------------------------------------------------------------------------------------
                              FIXED ANNUITY OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT
ON THE INCOME DATE      OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED     100% JOINT AND     GUARANTEED
                                          PERIOD OF        PERIOD OF      LAST SURVIVOR      PERIOD OF
                                          10 YEARS          20 YEARS                          10 YEARS
----------------------------------------------------------------------------------------------------------------------------
                                                                          MALE & FEMALE    MALE & FEMALE
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE       SAME AGE         SAME AGE      MALE    FEMALE
-----------------------------------------------------------------------------------------------------------------------------
        30           2.85     2.72     2.84     2.72     2.84    2.71          2.61             2.61        2.81     2.70
-----------------------------------------------------------------------------------------------------------------------------
        40           3.17     2.97     3.16     2.97     3.14    2.96          2.82             2.82        3.10     2.94
-----------------------------------------------------------------------------------------------------------------------------
        50           3.67     3.38     3.65     3.37     3.58    3.34          3.14             3.14        3.51     3.29
-----------------------------------------------------------------------------------------------------------------------------
        60           4.50     4.03     4.43     4.01     4.18    3.90          3.67             3.67        4.13     3.84
-----------------------------------------------------------------------------------------------------------------------------
        70           6.03     5.23     5.70     5.10     4.83    4.62          4.59             4.58        5.11     4.72
-----------------------------------------------------------------------------------------------------------------------------
        80           8.92     7.68     7.43     6.88     5.21    5.16          6.40             6.21        6.66     6.18
-----------------------------------------------------------------------------------------------------------------------------
        90          14.75     13.12    8.94     8.74     5.27    5.27         10.23             8.42        9.39     8.81
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                        TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
-----------------------------------------------------------------------------------------------------------------------------
          VARIABLE ANNUITY OPTIONS BASED ON 5% ASSUMED INVESTMENT RATE
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT
ON THE INCOME DATE      OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED     100% JOINT AND     GUARANTEED
                                          PERIOD OF        PERIOD OF      LAST SURVIVOR      PERIOD OF
                                          10 YEARS          20 YEARS                          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                                                                          MALE & FEMALE    MALE & FEMALE
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE       SAME AGE         SAME AGE      MALE    FEMALE
-----------------------------------------------------------------------------------------------------------------------------
        30           4.46     4.36     4.46     4.35     4.45    4.35          4.27             4.27        4.44     4.35
-----------------------------------------------------------------------------------------------------------------------------
        40           4.72     4.55     4.71     4.55     4.68    4.53          4.41             4.41        4.68     4.53
-----------------------------------------------------------------------------------------------------------------------------
        50           5.18     4.89     5.14     4.87     5.04    4.83          4.65             4.65        5.06     4.83
-----------------------------------------------------------------------------------------------------------------------------
        60           5.96     5.49     5.86     5.45     5.56    5.31          5.10             5.10        5.70     5.36
-----------------------------------------------------------------------------------------------------------------------------
        70           7.49     6.65     7.07     6.47     6.13    5.94          5.96             5.94        6.77     6.27
-----------------------------------------------------------------------------------------------------------------------------
        80          10.42     9.12     8.68     8.16     6.46    6.41          7.72             7.50        8.54     7.94
-----------------------------------------------------------------------------------------------------------------------------
        90          16.30     14.63    10.08    9.89     6.51    6.51         11.54             9.58        11.63    10.92
-----------------------------------------------------------------------------------------------------------------------------


S40764-01                               [3D]



                                CONTRACT SCHEDULE

OWNER:        [John Doe]                   CONTRACT NUMBER:  [??687456]
JOINT OWNER:  [Jane Doe]                   ISSUE DATE:       [04/15/07]
ANNUITANT:    [John Doe]                   INCOME DATE:      [04/15/17]

PURCHASE PAYMENTS:

         INITIAL PURCHASE PAYMENT:      [$10,000]

         PURCHASE PAYMENT PERIOD:       [3] Contract Years

         MINIMUM ADDITIONAL
                  PURCHASE PAYMENT:     [$250 or $50 if you have selected
                                         Automatic Investment Plan]

         MAXIMUM TOTAL
                  PURCHASE PAYMENTS:    [$1 million; higher amounts may be
                                         accepted with our approval]

         ALLOCATION GUIDELINES:
                  [1. Currently, you can select up to [15] of the Investment Options.
                   2.      Allocations must be made in whole percentages.]

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life Variable Account B]

Shown below are the Investment Options if you selected the Target Date Retirement Benefit Rider. Groups A, B, X and Y are subject to certain restrictions on allocations, as described in the applicable Target Benefit Asset Allocation Rider.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Schroder Emerging Markets Equity Fund
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL Turner Quantitative Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------

S40748-SWC-02                          3

--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth
--------------------------------------------------------------------------------
AZL Jennison Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP X INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP Y INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------


MORTALITY AND EXPENSE RISK (M&E) CHARGE:
[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.05]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.65]% for the annuity and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.35]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.65]% for the annuity and an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

During the Annuity Phase, the M&E Charge is equal on an annual basis to [1.40]% of the average daily net assets of the subaccount.


S40748-SWC-02                               [3A]


MAXIMUM M&E CHARGE FOR OPTIONAL BENEFITS/CHANGE IN BENEFITS:
------------------------------------------------------------------------------------------   ---------------------------
                                          Benefit                                                 Maximum M&E Charge
------------------------------------------------------------------------------------------   ---------------------------
[[LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with single Lifetime Plus     [1.50]%
Payments after Issue, or for single Lifetime Plus Payments if you reset the 5% Annual
Increase, or if you selected joint Lifetime Plus Payments and you drop a Covered Person]
------------------------------------------------------------------------------------------   ---------------------------
[LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with joint Lifetime Plus       [1.65]%
Payments after Issue, or for joint Lifetime Plus Payments if you reset the 5% Annual
Increase]
------------------------------------------------------------------------------------------   ---------------------------
[LIFETIME PLUS II BENEFIT:  if you add the Lifetime Plus II Benefit with single Lifetime     [1.60]%
Plus Payments after Issue, or for single Lifetime Plus Payments if you reset the Enhanced
5% Annual Increase, or if you selected joint Lifetime Plus Payments and you drop a Covered
Person]
------------------------------------------------------------------------------------------   ---------------------------
[LIFETIME PLUS II BENEFIT:  if you add the Lifetime Plus II Benefit with joint Lifetime      [1.75]%]
Plus Payments after Issue, or for joint Lifetime Plus Payments if you reset the
Enhanced 5% Annual Increase]
------------------------------------------------------------------------------------------   ---------------------------

The maximums shown above are for all optional benefits available under the contract and not necessarily the benefits you selected. Not all options/changes may be available to you.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $[50.00] each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value.

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Contract Value on a Contract Anniversary is at least $[100,000]. If you take a total withdrawal on a date other than a Contract Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Contract Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Contract Value for all of the contracts is at least $[100,000] at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge.

During the Annuity Phase, we will deduct the Contract Maintenance Charge proportionately from each Annuity Payment. If the total Contract Value for all the Owner's contracts is at least $[100,000] on the Income Date, we will not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. We reserve the right to change this. You are currently allowed [12] free transfers each Contract Year. This applies to transfers before and after the Income Date.

TRANSFER FEE: We reserve the right to charge a fee of $[25] for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.



S40748-SWC-02                                              [3B]

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn on a first-in-first-out (FIFO) basis. We calculate the charge at the time of each withdrawal. We take withdrawals from your contract in the following order.
1.  Purchase Payments that are beyond the withdrawal charge period shown below.
2. Purchase Payments that are available under the Free Withdrawal Privilege. We do not assess a Withdrawal Charge on these payments.
3. Purchase Payments that are within the withdrawal charge period shown below on a FIFO basis.
4.  Any contract earnings. We do not assess a Withdrawal Charge on earnings.


WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since          Charge
Receipt of Purchase Payment
--------------------------------- -------------------
              [0                        8.5%
              1                         7.5%
              2                         5.5%
              3                          3%
       4 years or more                   0%]

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase, you can take multiple withdrawals that when added together do not exceed [12]% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative. If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege.

MINIMUM PARTIAL WITHDRAWAL: $[500]

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER
A PARTIAL WITHDRAWAL:  $[2,000]

TARGET DATE RETIREMENT BENEFIT:

                        RIDER EFFECTIVE DATE: [04/15/07]

INITIAL TARGET VALUE DATE: [04/15/17]

MINIMUM NUMBER OF CONTRACT YEARS TO THE INITIAL TARGET VALUE DATE:  [7]

MAXIMUM AGE FOR SELECTING THE TARGET DATE RETIREMENT BENEFIT: The older Owner must be age [80] or younger as of the Rider Effective Date. If the contract is owned by a non-individual, the Annuitant must be age [80] or younger as of the Rider Effective Date.

RIDERS:
         Target Date Retirement Benefit Rider
         Target Benefit Asset Allocation Rider
         [Quarterly Value Death Benefit Rider]
         [Waiver of Withdrawal Charge Rider]
         [Unisex Endorsement]
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]



S40748-SWC-02                                               [3C]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.

-----------------------------------------------------------------------------------------------------------------------------
                                 TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED ANNUITY OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT
ON THE INCOME DATE      OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED                        GUARANTEED
                                          PERIOD OF        PERIOD OF      100% JOINT AND     PERIOD OF
                                          10 YEARS          20 YEARS      LAST SURVIVOR       10 YEARS
----------------------------------------------------------------------------------------------------------------------------
                                                                          MALE & FEMALE    MALE & FEMALE
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE       SAME AGE         SAME AGE      MALE    FEMALE
----------------------------------------------------------------------------------------------------------------------------
        30           2.85     2.72     2.84     2.72     2.84    2.71          2.61             2.61        2.81     2.70
----------------------------------------------------------------------------------------------------------------------------
        40           3.17     2.97     3.16     2.97     3.14    2.96          2.82             2.82        3.10     2.94
----------------------------------------------------------------------------------------------------------------------------
        50           3.67     3.38     3.65     3.37     3.58    3.34          3.14             3.14        3.51     3.29
----------------------------------------------------------------------------------------------------------------------------
        60           4.50     4.03     4.43     4.01     4.18    3.90          3.67             3.67        4.13     3.84
----------------------------------------------------------------------------------------------------------------------------
        70           6.03     5.23     5.70     5.10     4.83    4.62          4.59             4.58        5.11     4.72
----------------------------------------------------------------------------------------------------------------------------
        80           8.92     7.68     7.43     6.88     5.21    5.16          6.40             6.21        6.66     6.18
----------------------------------------------------------------------------------------------------------------------------
        90          14.75     13.12    8.94     8.74     5.27    5.27         10.23             8.42        9.39     8.81
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                        TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
----------------------------------------------------------------------------------------------------------------------------
                                VARIABLE ANNUITY OPTIONS BASED ON 5% ASSUMED INVESTMENT RATE
----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT
ON THE INCOME DATE      OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED                        GUARANTEED
                                          PERIOD OF        PERIOD OF      100% JOINT AND     PERIOD OF
                                          10 YEARS          20 YEARS      LAST SURVIVOR       10 YEARS
----------------------------------------------------------------------------------------------------------------------------
                                                                          MALE & FEMALE    MALE & FEMALE
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE       SAME AGE         SAME AGE      MALE    FEMALE
----------------------------------------------------------------------------------------------------------------------------
        30           4.46     4.36     4.46     4.35     4.45    4.35          4.27             4.27        4.44     4.35
----------------------------------------------------------------------------------------------------------------------------
        40           4.72     4.55     4.71     4.55     4.68    4.53          4.41             4.41        4.68     4.53
----------------------------------------------------------------------------------------------------------------------------
        50           5.18     4.89     5.14     4.87     5.04    4.83          4.65             4.65        5.06     4.83
----------------------------------------------------------------------------------------------------------------------------
        60           5.96     5.49     5.86     5.45     5.56    5.31          5.10             5.10        5.70     5.36
----------------------------------------------------------------------------------------------------------------------------
        70           7.49     6.65     7.07     6.47     6.13    5.94          5.96             5.94        6.77     6.27
----------------------------------------------------------------------------------------------------------------------------
        80          10.42     9.12     8.68     8.16     6.46    6.41          7.72             7.50        8.54     7.94
----------------------------------------------------------------------------------------------------------------------------
        90          16.30     14.63    10.08    9.89     6.51    6.51         11.54             9.58        11.63    10.92
----------------------------------------------------------------------------------------------------------------------------


S40748-SWC-02                                               [3D]